UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 30, 2019

DigitalTown, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	000-27225	411427445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2155 112th Ave NE

Bellevue, Washington 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 577-7766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. DigitalTown Inc., a Minnesota corporation (the “Company”), reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual entity and the Company; and (f) the recipient of the securities is an accredited investor.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chairman and Chief Executive Officer

Effective April 30, 2019, Mr. Sam Ciacco was appointed as a member of the Board of Directors (the “Board”), as its Chairman, and as Chief Executive Officer of the Company.

There is no arrangement or understanding between Mr. Ciacco and any other persons pursuant to which Mr. Ciacco was selected as an officer. There are no family relationships between Mr. Ciacco and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Ciacco had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Sam Ciacco, Chairman and Chief Executive Officer, Age 42

Mr. Ciacco is a respected industry professional with a proven track record of implementing structure and discipline, working in Canada, the United States and the Middle East, with a focus on improving organizational culture. Sam is known for his ability to forensically audit financial and operational processes of companies and improve profitability and shareholder value. From September 2017 to December 2018, Mr. Ciacco served the Company in various roles including Vice President of Finance. In evaluating Mr. Ciacco’s specific experience, qualifications, attributes and skills in connection with his appointment to the Board, the Company considered Mr. Ciacco’s industry experience and intimate knowledge of the Company.

Appointment of Director, Chief Financial Officer, and Secretary

Effective April 30, 2019, Mr. Kevin Wilson was appointed as a member the Board, and as Chief Financial Officer and Secretary of the Company.

There is no arrangement or understanding between Mr. Wilson and any other persons pursuant to which Mr. Wilson was selected as an officer. There are no family relationships between Mr. Wilson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Wilson had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

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Kevin Wilson, Director, Chief Financial Officer, Secretary, Age 61

Mr. Wilson has almost four decades of finance leadership and entrepreneurial experiences from a wide variety of organizations. Under Mr. Wilson’s leadership, he has assisted growth companies in various sectors. Mr. Wilson is a Stanford University undergraduate with an MBA from UCLA.

Resignation of Directors

On May 1, 2019, Darvin Habben submitted his resignation from his position with the Company as a member of the Board, effective immediately. Mr. Habben did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company and its shareholders thank Mr. Habben for his many contributions.

In connection with Mr. Habben’s resignation, the Company and Mr. Habben entered into a Settlement and Release Agreement (the “Habben Settlement and Release Agreement”), pursuant to which: (i) the Company authorized and approved the issuance of 25,000,000 shares of common stock of the Company (the “Common Stock”) to Mr. Habben on or before June 30, 2019, as compensation for his service as a member of the Board (the “Habben Issuance”); (ii) the Company authorized and approved payment to Mr. Habben in the amount of $35,000.00 for management services provided by Mr. Habben during the period commencing November 15, 2018 to April 30, 2019, and such amount has been accrued by the Company and shall be paid to Habben in shares of common stock of the Company at a price per share to be determined; and (iii) the Company and Mr. Habben released each other from any and all claims now and in the future.

In accordance with the terms of the Habben Settlement and Release Agreement the Habben Issuance is subject to a leak out provision whereby sales of common stock of the Company by Habben shall not exceed the greater of (i) Twenty Percent (20%) of the trading volume of the Company’s common stock per week or (ii) $20,000 in gross proceeds from the sale of the shares of common stock per week.

On May 1, 2019, Jeffrey Mills submitted his resignation from his position with the Company as a member of the Board, effective immediately. Mr. Mills did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company and its shareholders thank Mr. Mills for his many contributions.

In connection with Mr. Mills’ resignation, the Company and Mr. Mills entered into a Settlement and Release Agreement (the “Mills Settlement and Release Agreement”), pursuant to which: (i) the Company authorized and approved the issuance of 25,000,000 shares of Common Stock to Mr. Mills on or before June 30, 2019, as compensation for his service as a member of the Board (the “Mills Issuance”); (ii) the Company authorized and approved payment to Mr. Mills in the amount of $95,000.00 for management services provided by Mr. Mills during the period commencing November 15, 2018 to April 30, 2019, and such amount has been accrued by the Company and shall be paid to Mills in shares of common stock of the Company at a price per share to be determined; and (iii) the Company and Mr. Mills released each other from any and all claims now and in the future.

In accordance with the terms of the Mills Settlement and Release Agreement the Mills Issuance is subject to a leak out provision whereby sales of common stock of the Company by Mills shall not exceed the greater of (i) Twenty Percent (20%) of the trading volume of the Company’s common stock per week or (ii) $20,000 in gross proceeds from the sale of the shares of common stock per week.

The foregoing descriptions of the Habben Settlement and Release Agreement and the Mills Settlement and Release Agreement do not purport to be complete and are qualified in their entirety by reference to the Habben Settlement and Release Agreement and the Mills Settlement and Release Agreement, copies of which are filed as, respectively, Exhibits 10.1 and 10.2 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Settlement and Release Agreement dated May 1, 2019, by and between DigitalTown, Inc. and Darvin Habben
10.2	Form of Settlement and Release Agreement dated May 1, 2019, by and between DigitalTown, Inc. and Jeffrey Mills
17.1	Resignation Letter of Darvin Habben
17.2	Resignation Letter of Jeffrey Mills

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALTOWN, INC.

Date: May 7, 2019	By:	/s/ Sam Ciacco
	Name:	Sam Ciacco
	Title:	Chief Executive Officer

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